Equity Method Investments (Tables)	12 Months Ended
Dec. 31, 2013
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments, Summarized Financial Information
Aggregated and summarized financial information for the company's equity method investments is presented below. Assets and liabilities at December 31, 2013 relate only to equity method investees that are not significant because the company's ownership in the Danone JV had been disposed prior to this date.

	Years ended December 31,
(In thousands)	2013	2012	2011
Revenue	$24,322	$33,713	$43,287
Gross profit	6,568	10,597	11,530
Net income (loss)	11,514	(39,014)	(12,824)
	December 31,
(In thousands)	2013	2012
Current assets	$4,636	$6,568
Total assets	12,940	29,254
Current liabilities	5,668	51,968
Total liabilities	7,166	53,490